UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2025
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOARW	OTC Markets Group, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

Discontinued Operations

As previously disclosed on September 2, 2024, Volato Group, Inc. (“Volato”), entered into an Aircraft Management Services Agreement (the “Agreement”) with flyExclusive, Inc. (“FLYX”). Pursuant to the Agreement, Volato transferred the aircraft ownership program fleet to FLYX.

Under the Agreement, certain Volato employees will provide consulting services to FLYX, including consulting services related to software development, sales, and other professional services. The cost to FLYX of these consulting services will be the current salaries and benefits of the Volato employees engaged to provide the services. Volato has also agreed to grant FLYX a non-exclusive license to Volato’s proprietary software, in exchange for a monthly fee to be paid by FLYX.

The Company is filing this Current Report on Form 8-K to reissue the Company's retrospectively revised and recast historical consolidated financial statements and other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 previously filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2024 (the “2023 Form 10-K”) to reflect the presentation of the aircraft ownership program fleet as the Company's discontinued operations. The information in this Form 8-K, including the information incorporated herein by reference, is not an amendment to, or restatement of, the 2023 Form 10-K.

The information included in Exhibit 99.1 to this Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2023 Form 10-K. Unaffected items and unaffected portions of the 2023 Form 10-K have been repeated herein to ensure an understanding and completeness of continuing operations, and have not been amended or modified by Exhibit 99.1 to this Form 8-K.

Exhibit 99.1 to this Form 8-K does not reflect events occurring after we filed the 2023 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the aircraft ownership program fleet as a discontinued operations. This Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2023 Form 10-K.

Exhibit 99.1 of this Form 8-K presents a recast for retrospective revision of the following historical financial information and related disclosures as noted above:

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data

The entirety of these Items of the 2023 10-K are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Legal Proceedings

The Company is involved with litigation in the ordinary course of its business. Two breach of contract complaints were filed against the Company in November 2024, related to the transition of the Company’s fleet management to FLYX. The Company will vigorously defend both matters.

Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Retrospective revisions to Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8 - Financial Statements and Supplementary Data of the Company's Annual Report on Form 10-K for the fiscal year ended December, 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer